ARAMARK HEALTHCARE MANAGEMENT SERVICES
MARY ANN WYMAN
PRESIDENT
FACILITY SERVICES AND CLINICAL TECHNOLOGY SERVICES

February 25, 2005                                 Via Facsimile:  (203) 798-0147

ADUROMED CORPORATION
153 Greenwood Avenue, Suite 11-13
Bethel, Connecticut      06801
Attn:    Damien Tanaka
         President

RE:      MASTER AGREEMENT BETWEEN ADUROMED CORPORATION AND
         ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP:    EXHIBIT C

Dear Mr. Tanaka:

ARAMARK and Aduromed both look forward to a promising partnership under our
Master Agreement, and, to that end, ARAMARK agrees with your proposal to strikeout and initial the phrases "or their clients" and "or its members" in the
Restrictive Covenant paragraph of our Master Agreement ( on Page 28, at Exhibit
C, Sec. 1., para. 1); provided, that in striking out the phrase "or their clients," ARAMARK and Aduromed do so with the understanding that after the
Exclusive Threshold is reached, Aduromed may solicit business directly with hospitals who are clients of outsourced management services providers (but will not do so through those outsourced management services provides), as long as
Aduromed does not offer the hospital pricing that is the same or more favorable than the pricing that ARAMARK could offer to that hospital under our Master
Agreement with Aduromed.

ARAMARK believes that this suggestion is a reasonable way to close our deal on the Master Agreement and move forward together. Please confirm, by your signature below, that Aduromed consents to this understanding, and then forward two (2) fully executed originals of the Master Agreement to me, with your initials next to both of the strikeouts referenced above on page 28.

Sincerely,

ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP

/s/ Mary Ann Wyman
------------------
Mary Ann Wyman
President

ADUROMED CORPORATION, by the signature below of its authorized officer, hereby accepts and agrees to the foregoing terms.

ADUROMED CORPORATION
/s/ Damien Tanaka                                  Date:    2/25/05
-----------------                                           -------
Damien Tanaka
President

Cc:   ADUROMED CORPORATION                        Via Facsimile:  (203) 798-0147
      153 Greenwood Avenue, Suite 11-13
      Bethel, Connecticut        06801
      Attn:   Stephen Birch
              Executive Vice President Business Development

2300 WARRENVILLE ROAD
DOWNERS GROVE, IL  60515
630 271 2411 FAX 620 271 5955
VOICEMAIL 800-999-6678 BOX 2411
wyman-maryann@aramark.com